UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2005

SI International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12012 Sunset Hills Road 8th Floor Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:     (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Reference is made to the Form 8-K, dated June 24, 2005, the Form 8-K, dated September 23, 2005, and the Form 8-K/A dated December 27, 2005.  This Form 8-K/A amends and restates the Form 8-K/A filed previously on December 27, 2005 correcting a typographical error regarding the NVC Contract expiration date.

Item 7.01                                                                                                 Regulation FD Disclosure

SI International, Inc. (the “Company”) is the incumbent for performance of services at the National Visa Center and the Kentucky Consular Center on behalf of the U.S. Department of State under Contract No. S-LMAQM-99-D0042 (the “NVC Contract”).  On June 23, 2005, the Department of State and the Company executed a modification extending the period of performance of the NVC Contract from June 30, 2005 through September 30, 2005, with an option, exercisable by the Government, to extend the contract through December 31, 2005.  The Company has submitted its proposal in response to the solicitation for the successor contract to the NVC Contract.  On September 23, 2005, the Government notified the Company that it exercised the option to extend the contract through December 31, 2005.  On December 27, 2005, the Department of State and the Company executed a modification extending the period of performance of the NVC Contract through January 31, 2006.  This Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission.

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include: differences between authorized amounts and amounts received by the Company under government contracts; government customers’ failure to exercise options under contracts; changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; the Company’s ability to attract and retain qualified personnel; and the important factors discussed in the Risk Factors section of the annual report on Form 10-K filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

		By:	/s/ THOMAS E. DUNN
Thomas E. Dunn
Executive Vice President, Chief Financial Officer, and Treasurer

Dated:	December 28, 2005